JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Mid Cap Value Portfolio

(Class 1 Shares)

Supplement dated January 25, 2013 to the

Prospectus dated May 1, 2012

Effective as of the close of business on May 1, 2013, the JPMorgan Insurance Trust Mid Cap Value Portfolio (the “Portfolio”) will be offered on a limited basis. The Portfolio will accept new purchases only as described below:

•

The Portfolio will accept new purchases from existing variable annuity contracts and variable life insurance policies that offered the Portfolio as a funding vehicle on or prior to May 1, 2013 (collectively, “Insurance Products”).

•	Dividends and capital gains distributions which are automatically reinvested in Portfolio shares will continue to be reinvested.

The Portfolio will not allow any new Insurance Products to offer the Portfolio after May 1, 2013; however, any contract owners of the Insurance Products will be permitted to continue to purchase new shares on or after May 1, 2013.

The Portfolio reserves the right to change these policies at any time.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-JPMITMCVP-113